Re: Laurus Master Fund, Ltd./American Water Star
File No. 61005.0022

________________________________________________________________________

              STATEMENT OF BREACH OR NON-PERFORMANCE
                  AND NOTICE OF ELECTION TO SELL
________________________________________________________________________

NOTICE: ALL INTERESTS IN THE PROPERTY WHICH ARE JUNIOR AND INFERIOR
        TO THAT OF THE DEED OF TRUST MAY BE SUBJECT TO BEING TERMINATED BY THE SUBJECT TRUSTEE'S SALE.

    NOTICE IS HEREBY GIVEN of the following described breach or non-performance of that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture filing executed by American Water Star, Inc., a Nevada corporatin, as trustor, in whch Laurus Master Fund, Ltd., is named as the original beneficiary, and Chicago Title Insurance Company, is named as the origianl trustee, dated as of July 2, 2005, and recorded on July 28, 2005, as Instrument No. 2005-1068073 in the Official Records of Maricopa County, Arizona (the "Deed of Trust").

    Laurus Master Fund., Ltd., is the present owner and holder of certain Secured Convertible Term Notes (collectively, the "Note") executed by American Water Star, Inc., a Nevada corporation, is currently obligated to the Beneficiary.

    The following breach or non-performance has occurred:

        1. As of November 15, 2005, principal balance due and owing is $6,286,098.61, plus interest, late fees and miscellaneous fees of $422,746.14, totaling $6,708,844.75; and accrues at a per diem of $1,746.14.

        2.   Late charges and/or default interst due on the above;

        3. Payments made by Beneficiary for the protection of its security;

        4.   Interest on the above.

        PLUS ALL ACCRUING PAYMENTS, FEES, COSTS, TAXES, INSURANCE, ETC.

    Any and all additional breaches and on-performance and incidents or events of default which occur under the Note or the Deed of Trust after the date of the Statement, shall be deemed to be breaches, non-performances and incidents or events of default included in this Statement.

    Beneficiary, hereby appoints Craig K. Williams, Esq., Snell & Wilmer L.L.P., One Arizona Center, 400 East Van Buren, Phoenix, Arizona, 85004-2202, as its attorney-in-fact for the purpose of receiving and accepting any cash required for full reinstatements of the Note and the purpose of receiving and accepting any cash required for full reinstatements of the Note and the Deed of Trust, pursuant to A.R.S. Section 33-813(A). Said attorney is directed to accept only cash, cashier's check or money order for the funds required for reinstatement of the Note and the Deed of Trust pursuant to statute and is authorized to accept said sums necessary for reinstatement only at the offices set forth above. Any additional sums due by the terms of the Note after the date hereof must be paid at the time of reinstatement.

    Based upon the foregoing, Beneficiary has elected to sell or cause to be sold the Property, in compliance with A.R.S. Section 33-801, et seq.

    DATED: November 16, 2005.

                                          Beneficiary:
                                          LAURUS MASTER FUND, LTD.


                                          By: /s/
                                          Its: Authorized Agent


STATE OF NEW YORK   )
                    ) ss.
COUNTY OF NEW YORK  )

    This instrument was acknowledged before me on this 16th day of
November, 2005, by David ...., authorized agent of Laurus Master Fund,
Ltd.

                                          /s/ Christopher A. Ryan
                                          Notary Public

My Commission Seal:

                                       Christopher A. Ryan
                                 Notary Public State of New York
                                         No. 01RY6130781
                                 Qualified in State of New York
                                Commission Expires July 18, 2009